TURNER FUNDS

TURNER MARKET NEUTRAL FUND

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER SPECTRUM FUND

TURNER TITAN FUND

TURNER ALL CAP GROWTH FUND

TURNER CONCENTRATED GROWTH FUND

TURNER EMERGING GROWTH FUND

TURNER LARGE GROWTH FUND

TURNER MIDCAP GROWTH FUND

TURNER SMALL CAP GROWTH FUND

TURNER GLOBAL OPPORTUNITIES FUND

TURNER INTERNATIONAL GROWTH FUND

Institutional Class

Investor Class

Retirement Class

Supplement dated March 9, 2012

To the Prospectus dated January 31, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following is added under the heading “Signature Guarantees” on page 63 of the prospectus:

Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction.  Please contact Shareholder Services at 1-800-224-6312 for more information.  The Funds participate in the Paperless Legal Program.

Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

The paragraph under the heading “Prime Broker” on page 63 of the prospectus is deleted and replaced with the following:

Prime Broker

Goldman, Sachs & Co. (“Goldman”) serves as Prime Broker of the Spectrum Fund.  J.P. Morgan Clearing Corp. (“JPMorgan”) serves as Prime Broker of the Medical Sciences Long/Short Fund and the Market Neutral Fund.  Morgan Stanley & Co. LLC (“Morgan Stanley”) serves as Prime Broker of the Titan Fund.  Goldman, JPMorgan and Morgan Stanley have no responsibility for the preparation or accuracy of this Prospectus.